UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

000-55363	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

67 W. Easy Street, Unit 115

Simi Valley, CA 93065

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On June 2, 2015, Vapor Hub International Inc. (“Vapor Hub”) will be presenting an overview of Vapor Hub’s business and recent developments at the LD Micro Invitational Conference (the “LD Micro Presentation”), to be held June 1-3, 2015, at the Luxe Sunset Boulevard Hotel, 11461 Sunset Blvd, Los Angeles, CA. The LD Micro Presentation is attached as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vapor Hub, whether made before or after the date hereof, regardless of any general incorporation language of such filing.

Item 9.01

Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)

Exhibits

99.1

LD Micro Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR HUB INTERNATIONAL INC.

Date:	June 2, 2015	By:	/s/ Lori Winther
Lori Winther
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	LD Micro Presentation.

4